UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2025

GORES HOLDINGS X, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42628	98-1740672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6260 Lookout Road

Boulder, CO 80301

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 531-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one warrant	GTENU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GTEN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GTENW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2025, the Registration Statement on Form S-1 (File No. 333-286495) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Gores Holdings X, Inc. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed on May 1, 2025, a registration statement on Form S-1 (File No. 333-286919) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On May 5, 2025, the Company consummated the IPO of 35,880,000 units (the “Units”), including the exercise in full by the underwriter of an option to purchase up to 4,680,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $358,800,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-fourth of one warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated May 1, 2025, by and between the Company and Santander US Capital Markets LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated May 5, 2025, by and between the Company, Computershare Inc. and Computershare Trust Company, N.A., as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated May 5, 2025, by and between the Company and Computershare Trust Company, N.A., as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated May 5, 2025, among the Company, Gores Sponsor X LLC (the “Sponsor”) and certain other securities holders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Private Placement Shares Purchase Agreement, dated May 1, 2025 (the “Private Placement Shares Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	Letter Agreements, dated May 5, 2025, between the Company, each of its officers and directors, and the Sponsor, a form of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated May 1, 2025, by and between the Company and The Gores Group, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	Indemnity Agreements, dated May 1, 2025, by and among the Company and each of its officers and directors, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Shares Purchase Agreement, the Company completed the private sale of an aggregate of 225,000 Class A Ordinary Shares (the “Private Placement Shares”) to the Sponsor at a price of $10.00 per Private Placement Share, generating gross proceeds to the Company of approximately $2,250,000. The Private Placement Shares are identical to the Class A Ordinary Shares included in the Units sold in the IPO, except as otherwise disclosed in the Company’s Registration Statement for its IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2025, in connection with the IPO, Randall Bort, Nancy Tellem and Elizabeth Marcellino (collectively, the “New Directors”) were appointed to the board of directors of the Company (the “Board”). Effective May 1, 2025, each of the New Directors was appointed to the Board’s Audit Committee, with Mr. Bort serving as chair of the Audit Committee. Each of the New Directors was appointed to the Board’s Compensation Committee, with Ms. Marcellino serving as chair of the Compensation Committee.

On May 1, 2025, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement in the form filed as Exhibit 10.4 hereto.

On May 1, 2025, the Company entered into indemnity agreements with each of the directors and officers of the Company that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On May 1, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on May 1, 2025. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $358,800,000 of the proceeds from the IPO and the sale of the Private Placement Shares (which amount includes $10,764,000 of the underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Computershare Trust Company, N.A., acting as trustee. Except with respect to up to $600,000 per year (plus the rollover of unused amounts from prior years) of interest earned on the funds held in the trust account that may be released to the Company to fund working capital requirements (provided that, only $150,000, plus the rollover of unused amounts from prior years, of interest earned on the funds held in the trust account may be released to the Company during the three month period that will begin 24 months from the closing of the IPO if the Company has executed a definitive agreement for an initial business combination within 24 months from the closing of the IPO (the “Completion Window”)), plus additional amounts of interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations (which shall exclude the 1% U.S. federal excise tax that was implemented by the Inflation Reduction Act of 2022 if any is imposed on the Company and which shall not be subject to the $600,000 annual limitation (or $150,000 limitation) described above), and up to $100,000 of dissolution expenses, if any, the proceeds from the IPO and the sale of the Private Placement Shares will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within the Completion Window, or such earlier liquidation date as the Company’s board of directors may approve, or (ii) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity and (c) the redemption of all of the Company’s public shares if the Company is unable to complete its business combination within the Completion Window, or such earlier liquidation date as the Company’s board of directors may approve, subject to applicable law.

On May 1, 2025 the Company effected a share capitalization with respect to the Company’s Class ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), of 1,495,000 shares thereof, resulting in the Company’s initial shareholders holding an aggregate of 8,970,000 Class B Ordinary Shares.

On May 1, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 5, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 1, 2025, by and between the Company and Santander US Capital Markets LLC.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated May 5, 2025, by and between the Company, Computershare Inc. and Computershare Trust Company, N.A., as warrant agent.

10.1	Investment Management Trust Agreement, dated May 5, 2025, by and between the Company and Computershare Trust Company, N.A., as trustee.

10.2	Registration Rights Agreement, dated May 5, 2025 among the Company, the Sponsor and certain other security holders named therein.

10.3	Private Placement Shares Purchase Agreement, dated May 1, 2025, by and between the Company and the Sponsor.

10.4	Form of Letter Agreement, dated May 5, 2025, by and between the Company and each of its officers and directors, and the Sponsor.

10.5	Administrative Services Agreement, dated May 1, 2025 between the Company and The Gores Group, LLC.

10.6	Form of Indemnity Agreement, dated May 1, 2025, between the Company and each of its officers and directors.

99.1	Press Release, dated May 1, 2025.

99.2	Press Release, dated May 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORES HOLDINGS X, INC.

By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary

Dated: May 6, 2025

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